This is filed pursuant to Rule 497(c).
File Nos. 333-120487 and 811-21673.

ALLIANCEBERNSTEIN
Investments







THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
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                                                PROSPECTUS - April 16, 2010




                                                       POOLING PORTFOLIOS
                                                       >  Volatility Management










The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
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 > ARE NOT FDIC INSURED
 > MAY LOSE VALUE
 > ARE NOT BANK GUARANTEED
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The AllianceBernstein Volatility Management Portfolio" (the "Portfolio") investment adviser is AllianceBernstein L.P. (the "Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments, including approximately 109 mutual funds. The Portfolio is one of a number of portfolios (the "Pooling Portfolios")available only to mutual funds advised by, and certain other institutional clients of, the Adviser that seek to invest in a blend of asset classes.


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                               TABLE OF CONTENTS
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                                                                          Page

RISK/RETURN SUMMARY.........................................................3

AllianceBernstein Volatility Management Portfolio...........................4

SUMMARY OF PRINCIPAL RISKS..................................................5

FEES AND EXPENSES OF THE PORTFOLIO..........................................6

DESCRIPTION OF THE PORTFOLIO................................................7

Investment Objective and Principal Policies.................................7
Description of Additional Investment Practices..............................8
Additional Risk Considerations ............................................14

MANAGEMENT OF THE PORTFOLIO................................................16

Investment Adviser.........................................................16
Portfolio Managers.........................................................16
Legal Proceedings..........................................................16

PURCHASE AND SALE OF SHARES................................................17

How The Portfolio Values Its Shares........................................17
How To Buy Shares..........................................................17
How To Sell Shares.........................................................18
Frequent Purchases and Redemptions of Portfolio Shares.....................18

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................18

FINANCIAL HIGHLIGHTS.......................................................20

APPENDIX A: BOND RATINGS ..................................................21

RISK/RETURN SUMMARY
The following is a summary of certain key information about the Portfolio. Additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, appears after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies, principal risks and fees. The Portfolio's Summary page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks is on page 5.

More detailed description of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Be sure to read this additional information BEFORE investing. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

AllianceBernstein Volatility Management Portfolio
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OBJECTIVE:            PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Total return from     The Portfolio is designed to reduce        The Portfolio is NOT designed to be used
long-term growth      the overall portfolio volatility and       as a stand-alone investment, but is
of capital and        the effects of adverse equity market       intended to be used as a component of an
income                conditions for a blended style             Investing Fund's portfolio.
                      investor (the "Investing Fund").

                      If, in the Adviser's view, warranted
                      by adverse equity market conditions,       Among the principal risks of investing
                      the Adviser will reduce the overall        in the Portfolio are market risk, credit
                      equity exposure of an Investing Fund.      risk, interest rate risk, inflation
                      Through this action, the Adviser seeks     risk, commodity risk, emerging market
                      to reduce the volatility of an             risk, foreign (non-U.S.) risk, currency
                      Investing Fund's overall portfolio and     risk and derivatives risk.
                      reduce the potential negative effect
                      of volatility returns. The Portfolio
                      will invest opportunistically in a
                      wide range of instruments, including
                      both equity securities and
                      derivatives, across a wide spectrum of
                      asset classes, chosen for their
                      potential to moderate the perceived
                      increased equity market risk in the
                      Investing Fund's overall portfolio.
                      Therefore, in times when the Adviser
                      determines equity market risk to be
                      "normal" and/or that the risk is
                      appropriate to the Investing Fund's
                      potential return, the Portfolio's
                      assets will be invested predominantly
                      in equity securities. When the Adviser
                      determines that the risks in the
                      equities markets have risen
                      disproportionately to the potential
                      returns offered, the Portfolio will
                      respond defensively by seeking
                      exposure to bonds or other
                      fixed-income investments, real
                      estate-related investments,
                      commodity-linked derivatives
                      investments or other instruments.

No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year. In the future, the Portfolio will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Portfolio by showing changes in the Portfolio's performance from year to year and by comparing the Portfolio's performance with a broad measure of market performance.

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                           SUMMARY OF PRINCIPAL RISKS
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In this Summary, we describe the principal risks that may affect the Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

MARKET RISK
This is the risk that the value of the Portfolio's investments will fluctuate as the stock, bond, commodity or other markets fluctuate and that prices overall will decline over short or long-term periods.

INTEREST RATE RISK
Changes in interest rates will affect the value of the Portfolio's investments in fixed-income securities. When interest rates rise, the value of the Portfolio's investments tend to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor may be downgraded after purchase, which may adversely affect the value of a security. Investments in fixed-income securities with lower credit ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

FOREIGN (NON-U.S.) RISK
Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. This is because the securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect the Portfolio's investments in a country other than the United States. To the extent the Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

CURRENCY RISK
This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent the Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

COMMODITY RISK
Investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

DERIVATIVES RISK
This is the risk of investments in derivatives. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

MANAGEMENT RISK
The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                      None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                                            None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are intended to help compare the cost of investing in the Portfolio with the cost of investing in other funds. The Examples assume an investment of $10,000 in the Portfolio for the time periods indicated and redemption of all shares at the end of those periods. The Examples also assume that the investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Actual costs may be higher or lower. The Portfolio is available only to institutional clients and has no advisory fees.

                                                            Operating Expenses

                                                                                 Total Annual
                                                       Distribution                Portfolio    Waiver and/or
                                          Management    (12b-1) and     Other      Operating        Expense        Net
                                             Fees      Service Fees    Expenses    Expenses      Reimbursement   Expenses
                                             ----      ------------    --------    --------     --------------   --------
AllianceBernstein Volatility Management      0%            0%            .17%        .17%            (0.2)%         .15%
Portfolio

                                                              Examples

                                                      Year 1            Year 3
                                                      ------            ------
AllianceBernstein Volatility Management Portfolio      $15               $53

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                          DESCRIPTION OF THE PORTFOLIO
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This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional information about the risks of investing in the Portfolio can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of the Portfolio's strategies, investments, and risks can be found in the Portfolio's Statement of Additional Information or SAI.

o Except as noted, the Portfolio's investment objectives and investment policies are not fundamental and thus can be changed without a shareholder vote. The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment; changes in the market value of securities in the Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitations.

o References to "net assets" mean the assets of the Portfolio after liabilities, plus any borrowings used for investment purposes.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
AllianceBernstein Volatility Management Portfolio seeks total return from long-term growth of capital and income. The Portfolio will not pursue this objective in isolation, but always with the goal of reducing an Investing Fund's overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the Investing Fund and not necessarily the goal of achieving the Portfolio's investment objective.

The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, Real Estate Investment Trusts ("REITs") and other real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially linked investments.

The Adviser will make asset allocation decisions for the Portfolio using a series of asset class risk and return tools as well as its fundamental research insight. During periods of normal equity market volatility, and/or periods when equity market risk is believed appropriate to the return potential presented, the Adviser expects the Portfolio to be predominantly invested in equity securities. Even at those times, however, the Adviser will make asset allocation decisions for the Portfolio based on its assessments of equity market risk. When the Adviser determines that risks in the equity markets have risen to a level that is not compensated by the returns offered, the Adviser will reduce (or eliminate) the Portfolio's exposure to equity securities.

To effectuate the Portfolio's dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives rather than investing directly in equity securities. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose in each case based on concerns of cost and efficiency of access. The Portfolio's holdings may be frequently adjusted to reflect the Adviser's assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio's exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the Investing Fund's overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and consequently, its performance could be affected adversely.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

The Portfolio also may:

o Write covered and uncovered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;
o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;
o  Enter into forward currency exchange contracts;
o  Enter into swap transactions;
o  Enter into repurchase agreements and reverse repurchase agreements;
o  Enter into standby commitment agreements;
o  Invest in convertible securities and preferred stock;
o  Make short sales of securities or maintain a short position;
o Make secured loans of portfolio securities of up to 33 1/3% of its total assets;
o  Invest up to 15% of its net assets in illiquid securities; and
o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

Derivatives
The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolio's investments in derivatives include, but are not limited to the following:

o Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolio's investments in forward contracts may include the following:

   --Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". The Portfolio may, for example, enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

o Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolio's investments in options include the following:

   --Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

   --Options on Securities. The Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. The Portfolio may write "covered" options, which means writing an option for securities the Portfolio owns, and uncovered options.

   --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

o Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Portfolio's investments in swap transactions include the following:

   --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

   If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

   --Currency Swaps. The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

   --Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value or NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Since the value of these agreements is expected to increase if unexpected inflation occurs.

   --Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by the Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by the Portfolio. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaptions, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Portfolio's portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date.

o  Other Derivatives and Strategies.

   --Currency Transactions. The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

   --Commodity-Linked Derivative Instruments. The Portfolio may invest in commodity-linked derivative instruments, including swap agreements, commodity options futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity, such as energy, mineral, or agricultural products) a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or commodity index, or other economic variable based on changes in the value of commodities or the commodities markets.

Mortgage-Backed Securities and Related Risks
Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolio) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal. Principal prepayments on collateral underlying a CMO may cause all or part of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Prepayments of mortgages may cause these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Asset-Backed Securities
The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Real Estate Investment Trusts
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended ("Code"). The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Variable, Floating and Inverse Floating Rate Securities
These securities have interest rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Repurchase Agreements and Buy/Sell Back Transactions
A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio, as buyer, to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a counterparty defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls
The Portfolio may enter into reverse purchase agreements and dollar rolls subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements and dollar rolls may create leveraging risk for the Portfolio.

Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Loan Participations
The Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between the Portfolio and a borrower may affect the ability of the Portfolio to receive principal interest payments.

The success of the Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Zero Coupon and Principal-Only Securities
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Inflation-Protected Securities or IPS
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-protected securities tends to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise and can rise when real interest rates fall. In addition, the value of inflation-protected securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

Investment in Other Investment Companies
The Portfolio may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Securities and Exchange Commission ("Commission") Rule 12d1-1 under the 1940 Act. If the Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolio may also invest in ETFs, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, the Portfolio may make secured loans of portfolio securities to brokers, dealers, and financial institutions, providing that a number of conditions are satisfied, including that the loan is fully collateralized. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Preferred Stock
The Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Rights and Warrants
Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

The Portfolio may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by GNMA, FNMA, or FHLMC are subsequently allocated to the TBA transactions.

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments enables the Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices.

Short Sales
The Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Structured Securities and Basket Securities
The Portfolio may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which the Portfolio may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.

Illiquid Securities
Under current Commission guidelines, the Portfolio limits its investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Portfolio has valued the securities. Because of the absence of a trading market for illiquid securities, the Portfolio may not be able to sell such securities to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Portfolio Turnover
The Portfolio is actively managed and, in some cases in response to market conditions or as otherwise discussed, the Portfolio's turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage or other transaction costs and other expenses, which must be borne by the Portfolio and its shareholders. Higher portfolio turnover may also result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may reduce its position in equity securities or intermediate- and long-duration debt securities and invest in, without limit, certain types of short-term, liquid, high-grade or high quality (depending on the Portfolio) debt securities. While the Portfolio is investing for temporary defensive purposes, it may not meet their investment objectives.

Portfolio Holdings
The Portfolio's SAI includes a description of the policies and procedures with respect to the disclosure of the Portfolio's holdings.

ADDITIONAL RISK CONSIDERATIONS
Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Portfolio Reallocation Risk
From time to time, the Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Adviser's institutional clients invested in the Portfolio, as recommended by the Adviser. These transactions will affect the Portfolio since Portfolio that experiences redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Portfolio that receives additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio performance to the extent that the Portfolio may be required to sell securities or invest cash at times when they would not otherwise wish to do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Portfolio, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolio and the funds that invest in them.

Currency Considerations
The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. The Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Portfolio's NAV to fluctuate.

Securities of Foreign (Non-U.S.) Issuers
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than the Portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures that may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs, including brokerage commissions, for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in securities of U.S. issuers. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Portfolio's investments. In such events, the Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


Algeria                 Hungary             Romania
Argentina               India               Russia
Belize                  Indonesia           Singapore
Brazil                  Israel              Slovakia
Bulgaria                Jamaica             Slovenia
Chile                   Jordan              South Africa
China                   Kazakhstan          South Korea
Colombia                Lebanon             Taiwan
Costa Rica              Malaysia            Thailand
Cote D'Ivoire           Mexico              Trinidad & Tobago
Croatia                 Morocco             Tunisia
Czech Republic          Nigeria             Turkey
Dominican Republic      Pakistan            Ukraine
Ecuador                 Panama              Uruguay
Egypt                   Peru                Venezuela
El Salvador             Philippines
Guatemala               Poland
Hong Kong               Qatar


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investments; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Non-U.S. Fixed-Income Securities
To the extent that the Portfolio invests in non-U.S. fixed-income securities, the Portfolio is subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, the Portfolio may be unable to obtain or enforce judgments against non-U.S. entities.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities
The Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

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                          MANAGEMENT OF THE PORTFOLIO
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INVESTMENT ADVISER
The Portfolio's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2009 totaling approximately $496 billion (of which more than $76 billion represented assets of investment companies). As of December 31, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 42 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. As of December 31, 2009, the 35 registered investment companies managed by the Adviser, comprising approximately 99 separate investment portfolios, had approximately 3.5 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. The Portfolio pays no advisory or other fees for these services.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors, for which it may receive management fees. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. Although the Portfolio may use brokers who sell shares of other AllianceBernstein Mutual Funds to effect portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Portfolio's portfolios are made by the Adviser's Dynamic Asset Allocation Team. The Dynamic Asset Allocation Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Portfolio's investments.

Mr. Seth Masters and Mr. Dan Loewy are primarily responsible for the day-to-day management of the Portfolio. Mr. Masters is an Executive Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since prior to 2005. Mr. Loewy is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since 2005.


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LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of those funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolio.

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                          PURCHASE AND SALE OF SHARES
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HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's NAV is calculated at the close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Pooling Portfolios' Board of Trustees ("Trustees"). When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

As noted, the Portfolio will use fair value prices at any time that market quotations for its portfolio securities are not readily available (including when they are not reliable). The Portfolio's procedures provide that market quotations are not readily available if, for example, certain events occur after the time of the last available market quotation but before 4:00 p.m., Eastern time. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that non-U.S. security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of their non-U.S. equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Trustees' oversight, the Adviser has the responsibility for valuing the Portfolio's assets. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

The Portfolio's policy and procedures are intended to assure that the Portfolio's NAV fairly reflects security values as of the time of pricing. While fair valuation of the Portfolio's securities might also serve to reduce arbitrage opportunities available to short-term traders, the Portfolio is available only to mutual funds advised by, and other institutional clients of, the Adviser.

Orders for purchase or sale of shares are priced at the next NAV calculated after the order is received and confirmed in proper form by the Portfolio.

HOW TO BUY SHARES
Shares of the Portfolio are offered exclusively to mutual funds advised by, and certain other institutional clients of, the Adviser that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant NAV without a sales charge or other fee.

In addition to cash, the Portfolio may accept securities in exchange for Portfolio shares at the relevant NAV without a sales charge or other fee.

Other Purchase Information
Purchases of the Portfolio's shares will be made only in full shares. Certificates for shares will not be issued.

The Portfolio may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES
Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after the Portfolio receives your sales request in proper form. A redemption request received by the Portfolio prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Portfolio will be held only by mutual funds advised by, and certain other institutional clients of, the Adviser. The Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, the Portfolio may determine to pay a redemption request wholly or partly by a distribution in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolio may hold portfolio securities until the Adviser determines that it is appropriate to dispose of such securities.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Portfolio accepts only mutual funds advised by, and other institutional clients of, the Adviser as shareholders. The Portfolio will accept only those shareholders that have adopted policies intended to prevent market-timing activity, or that for structural or other reasons the Adviser believes are unlikely to be subject to any material market-timing activity. Therefore, the Trustees have not adopted a market-timing policy, and believe that such a policy would impose unnecessary administrative burdens and expense on the Portfolio. If the Portfolio were, notwithstanding the limitations on market-timing activity imposed by the Portfolio's shareholders, to be used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns. The Portfolio reserves the right to reject any purchases, including purchases by exchange.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
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Income dividends and capital gains distributions, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. Shareholders may make an election to receive dividends and distributions in cash at the time of purchase. This election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

While it is the intention of the Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of the Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, the Portfolio's distributions of net income (or short-term capital gains) will be taxable as ordinary income. Distributions of long-term capital gains generally will be taxable as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes. Whether distributions of gains are taxable to a shareholder at long-term capital gains rates or short-term capital gains rates will not depend on the shareholder's holding period in shares of the Portfolio, but rather on the Portfolio's holding period in assets giving rise to the gains.

Under certain circumstances, if the Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Portfolio's SAI for a further explanation of these tax issues.

Investment income received by the Portfolio from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source.

The Portfolio's investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required to sell other investments in order to satisfy their distribution requirements.

If an investor buys shares just before the Portfolio deducts a distribution from its NAV, the investor will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The Portfolio currently does not anticipate that any of its shareholders will be foreign persons, but recognize that regulated investment companies that may invest in the Portfolio (each, a "RIC Shareholder") may have foreign shareholders. Recently enacted tax legislation (the "2004 Act"), effective for taxable years of the Portfolio beginning before January 1, 2008, provides that regulated investment companies will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Portfolio. Such distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

The 2004 Act modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Global Real Estate Investment Portfolio will likely hold USRPIs. Under the 2004 Act, distributions by regulated investment companies to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") that are paid or deemed paid on or before December 31, 2007, will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations). RIC Shareholders will not, under current law, receive or pass through USRPI Distributions as a result of investing in the Portfolio; this result may be changed by future regulations.

Each year shortly after December 31, the Portfolio will send its shareholders tax information stating the amount and type of all its distributions for the year. Shareholders should consult their tax adviser about the federal, state, and local tax consequences in their particular circumstances.

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                              FINANCIAL HIGHLIGHTS
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Financial highlights information is not available because the Portfolio has not yet commenced operations.

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                                   APPENDIX A
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                                  BOND RATINGS
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MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
  Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality.
  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
  The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

For more information about the Portfolio, the following documents are available upon request:

Statement of Additional Information (SAI)
The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Portfolio, by contacting the Adviser:


By mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By phone:  For Information: (800) 221-5672
           For Literature:  (800) 227-4618

On the Internet:      www.AllianceBernstein.com

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

Investment Company Act File No. 811-21673





SK 00250 0453 1043112

                   THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS:

               ALLIANCEBERNSTEIN VOLATILITY MANAGEMENT PORTFOLIO

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                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

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                      STATEMENT OF ADDITIONAL INFORMATION
                                 April 16, 2010

--------------------------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus but supplements, and should be read in conjunction with, the current prospectus (the "Prospectus") dated April 16, 2010 for AllianceBernstein Volatility Management Portfolio (the "Portfolio") of The AllianceBernstein Pooling Portfolios (the "Trust"). Copies of the Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

--------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                               TABLE OF CONTENTS
                               -----------------


INVESTMENT POLICIES AND PRACTICES                                              3

INVESTMENT RESTRICTIONS                                                       43

MANAGEMENT OF THE PORTFOLIO                                                   45

PORTFOLIO TRANSACTIONS                                                        63

EXPENSES OF THE PORTFOLIO                                                     65

PURCHASE OF SHARES                                                            66

REDEMPTION OF SHARES                                                          67

NET ASSET VALUE                                                               68

DIVIDENDS, DISTRIBUTIONS AND TAXES                                            70

GENERAL INFORMATION                                                           77

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 84

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS                           A-1

APPENDIX B - STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING           B-1

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                       INVESTMENT POLICIES AND PRACTICES

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      The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus. The Portfolio is a series of the Trust. The Trust is an open-end investment company.

Additional Investment Policies and Practices
--------------------------------------------

      The following investment policies and practices supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and practices of the Portfolio set forth in the Trust's Prospectus. Except as otherwise noted, the Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Trustees of the Trust (the "Board" or the "Trustees") with respect to the Portfolio without approval of the shareholders of the Portfolio.

      Whenever any investment policy or practice states a percentage of the Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Derivatives
-----------

      The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

      There are four principal types of derivatives, which include options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

      Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

      Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

      Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

      Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amounts of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.

      Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolio's investment policies.

      -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

      -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

      -- Credit Risk. This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

      -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

      -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

      -- Risk of Potential Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Portfolio from using such instruments as a part of its investment strategy. The U.S. Congress has held hearings and various legislation has been introduced related to the futures markets and swap market participants. In addition, the Commodity Futures Trading Commission (the "CFTC") and Securities and Exchange Commission (the "Commission") are considering various regulatory initiatives. It is possible that this legislative and regulatory activity could potentially limit or completely restrict the ability of the Portfolio to use certain derivative instruments. Limits or restrictions applicable to counterparties with whom the Portfolio engages in derivative transactions could also prevent the Portfolio from engaging in these transactions.

      -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

      Use of Options, Futures, Forwards and Swaps by the Portfolio.
     --------------------------------------------------------------

      - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

      The Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

      If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

      The Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, the Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, the Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

       The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

       - Options on Securities. The Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

      The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio may write covered or uncovered options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if the Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

      The Portfolio may also write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

      The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

      --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

      The Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If the Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

      The purchase of call options on securities indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

      --Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      The Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

      In addition to using options for the hedging purposes described above, the Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, the Portfolio may purchase call options in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

      Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

      --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

      The Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If the Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

      The purchase of call options on securities indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

      --Futures Contracts and Options on Futures Contracts. Futures contracts that the Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. The Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

      Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio's current or intended investments in fixed-income securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the Portfolio would decline, but the value of the Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

      The Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, the Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

      Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

      Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. exchanges.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

      - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause the Portfolio to hold a defaulted security. If the Portfolio is a buyer and no credit event occurs, the Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

      - Currency Swaps. The Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

      --Swaps: Interest Rate Transactions. The Portfolio may enter into interest rate swap, swaptions, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

      Interest rate swaps involve the exchange by the Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount.

      An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

      Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

      Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. The Portfolio will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one Nationally Recognized Statistical Ratings Organization or counterparties with guarantors with debt securities having such a rating.

      - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

      - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

      - Currency Transactions. The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser will actively manage the Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

      - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

      - Currency Transactions. The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

      - Commodity-Linked Derivative Instruments and Hybrid Instruments. The Portfolio may seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are "commodity-linked". They are considered "hybrid" instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

      The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Portfolio's investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Portfolio's investments are expected to exhibit low or negative correlation with stocks and bonds.

Bank Obligations
----------------

      Bank obligations in which the Portfolio may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdraw on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Convertible Securities
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      Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P, or Fitch and comparable unrated securities as determined by the Adviser, may share some or all of the risk of non-convertible debt securities with those ratings.

      When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
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      The Portfolio may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Illiquid Securities
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      The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the Investment Company Act of 1940, as amended (the "1940 Act") of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

      Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

      Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

      The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Lending of Portfolio Securities
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      The Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

      Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

      The Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

      The Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan.

Investment in Other Investment Companies
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      The Portfolio may not invest in the securities of other registered open-end investment companies or in registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities. The Portfolio expects to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Forward Commitments and When-Issued and Delayed Delivery Securities
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      Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made and the Portfolio assumes the rights and risks of ownership of the security but the Portfolio does not pay for the securities until they are received. If the Portfolio is fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the Portfolio in this manner may increase the Portfolio's volatility of returns. The Portfolio will segregate permissible liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

      If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of the Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

      At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

      Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio may be subject to a risk of loss on such commitments as well as on their portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Loan Participations and Assignments
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      The Portfolio may invest in fixed or floating rate corporate loans ("Loans" and each, a "Loan") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between the Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

      The success of the Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

      The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.

Mortgage-Related Securities and Other Asset-Backed Securities
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      The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

      Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

      The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

      The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

      Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

      The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

      In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

      Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

      Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

      Stripped Mortgage-Related Securities. Stripped mortgage-related securities
(SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

      The Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

      Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

      Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

      As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

      Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

      Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

      Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

      As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

      Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

      Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Real Estate Investment Trusts
-----------------------------

      Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

      REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Preferred Stock
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      The Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
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      A repurchase agreement is an agreement by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price and reflects an agreed-upon "interest rate" that is effective for the period of the time the buyer's money is invested in the security and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Portfolio.

      The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

      The Portfolio may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with their custodians and such primary dealers.

      The Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike, a repurchase agreement, however, the buy/sell transaction, though done simultaneously, is two separate legal agreements. A buy/sell transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
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      Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

      Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Rights and Warrants
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      The Portfolio may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings
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      The ratings of fixed-income securities by Moody's, S&P, and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

      Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

      Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

      The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

      The Adviser will try to reduce the risk inherent in the Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for Strategies that invest in high-yielding securities, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

      In the event that the credit rating of a security held by the Portfolio is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Portfolio will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

      Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Investments in Lower-Rated and Unrated Securities
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      The Portfolio may invest in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

      Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

      Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

      The Adviser will try to reduce the risk inherent in investments in lower-rated fixed-income and unrated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

      In seeking to achieve the Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

U.S. Corporate Fixed-Income Securities
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        The U.S. corporate fixed-income securities in which the Portfolio may invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Short Sales
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      A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by the Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Portfolio.

Structured Securities
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      The Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

      The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

      Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

U.S. Government Securities
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      U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

      U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

      Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

      TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

      Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

      U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
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      These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Standby Commitment Agreements
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      The Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Portfolio will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

      There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Zero Coupon Securities
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      A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

      The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

      Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

      Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

      Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk Considerations
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      The value of the Portfolio's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objective will be achieved.

      Risks of Leverage. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.

      Risks of Investments in Foreign Securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

      Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio will invest and could adversely affect the Portfolio's assets should these conditions or events recur.

      Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

      Certain countries other than those on which the Portfolio will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

      Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

      Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies. In addition, the Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

      Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Portfolio's total assets adjusted to reflect the Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

      The Portfolio will incur costs in connection with conversions between various currencies. The Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

      If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices", above.

      Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. The Portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

      Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.


      Unlike transactions entered into by the Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to Commission regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.


      In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

      Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Special Investment Considerations
---------------------------------

      Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.


--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

      Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the investment policies of the Portfolio set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

      The Portfolio has adopted the following fundamental investment restrictions, which may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities. The approval of a majority of the Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

      The Portfolio may not:

      (1) make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities representing not more than 33 1/3% of its total assets; or
(c) the use of repurchase agreements;

      (2) borrow money or issue senior securities except to the extent permitted by the 1940 Act;

      (3) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

      (4) invest in companies for the purpose of exercising control;

      (5) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; or (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing);

      (6) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Portfolio may be deemed to be an underwriter under certain Federal securities laws;

      (7) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction; or

      (8) invest more than 25% of its total assets in the securities of any one industry.

      Whenever any investment restriction states a maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or NAV will not be considered a violation of such percentage limitation.

      The Portfolio may not invest in other registered open-end investment companies or in registered unit investment trusts except as permitted under the 1940 Act and the rules thereunder.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

--------------------------------------------------------------------------------

The Adviser
-----------

      The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2009, totaling approximately $496 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

      As of December 31, 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the Exchange under the ticker symbol "AB".

      As of December 31, 2009, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

      AXA and its subsidiaries                61.6%
      Holding                                 36.5
      Unaffiliated holders                     1.9
                                          ---------------
                                             100.0%
                                          ===============

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.1% economic interest in the Adviser as of December 31, 2009.

      AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

Advisory Agreement and Expenses
-------------------------------

      The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

      Under the terms of the Advisory Agreement, the Portfolio pays no advisory fees to the Adviser.

      The Advisory Agreement was approved by the unanimous vote, cast in person, of the Board, including the Trustees who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on February 8, 2005 and with respect to the Portfolio on February 4, 2010. The Advisory Agreement became effective with respect to the Trust on May 13, 2005 and with respect to the Portfolio on March 8, 2010.

      Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "AllianceBernstein" in the names of the Trust and the Portfolio, and if the Adviser should cease to be the investment manager of the Portfolio, the Trust and the Portfolio may be required to change their names to delete the word "AllianceBernstein" from their names.

      The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Certain other clients of the Adviser may have investment objective and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the Adviser's clients (including the Portfolio) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid-Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AllianceBernstein Portfolios, all registered open-end investment companies; and to Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., and The Ibero-America Fund, Inc., all registered closed-end investment companies.

Trustee Information
-------------------

      The business and affairs of the Portfolio are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

                                                                   Other
                                                                   Director-
                             Principal                Portfolios   ships
                             Occupation(s)            in Fund      Held by
                             During Past 5 Years      Complex      Trustee
Name, Address*, Age          and Other Relevant       Overseen     in Past
and (Year First Elected**)   Qualifications***        by Trustee   5 Years
--------------------------   --------------------     -----------  --------

Independent Trustees
----------------------

Chairman of the Board
---------------------

William H. Foulk, Jr., #, +  Investment Adviser            91      None
77                           and an Independent
(2005)                       Consultant since prior
                             to 2005. Previously he
                             was Senior Manager of
                             Barrett Associates,
                             Inc., a registered
                             investment adviser.
                             He was formerly
                             Deputy Comptroller
                             and Chief Investment
                             Officer of the State
                             of New York and,
                             prior thereto, Chief
                             Investment Officer
                             of the New York Bank
                             for Savings.
                             Investment Adviser and
                             an Independent
                             Consultant since prior
                             to 2005.  Previously,
                             he was Senior Manager
                             of Barrett Associates,
                             Inc., a registered
                             investment adviser.  He
                             was formerly Deputy
                             Comptroller and Chief
                             Investment Officer of
                             the State of New York
                             and, prior thereto,
                             Chief Investment
                             Officer of the New York
                             Bank for Savings. Mr.
                             Foulk has served as a
                             director or trustee of
                             various Alliance-
                             Bernstein Funds since
                             1983 and has been
                             Chairman of the
                             AllianceBernstein Funds
                             and of the Independent
                             Directors Committee of
                             such Funds since 2003.
                             He is also active in a
                             number of mutual fund
                             related organizations
                             and committees.

John H. Dobkin, #            Independent Consultant        89      None
67                           since prior to 2005.
(2005)                       Formerly, President
                             of Save Venice, Inc.
                             (preservation
                             organization) from
                             2001-2002, Senior
                             Advisor from June
                             1999-June 2000 and
                             President of Historic
                             Hudson Valley
                             (historic
                             preservation) from
                             December 1989-May
                             1999. Previously,
                             Director of the
                             National Academy of
                             Design. Independent
                             Consultant since prior
                             to 2005. Formerly,
                             President of Save
                             Venice, Inc.
                             (preservation
                             organization) from
                             2001 - 2002, Senior
                             Advisor from June 1999
                             - June 2000 and
                             President of Historic
                             Hudson Valley
                             (historic
                             preservation) from
                             December 1989 - May
                             1999.  Previously,
                             Director of the
                             National Academy of
                             Design. He has served
                             as a director or
                             trustee of various
                             AllianceBernstein
                             Funds since 1992, and
                             as Chairman of the
                             Audit Committees of a
                             number of such Funds
                             from 2001-2008.

Michael J. Downey, #         Private Investor              89      Asia Pacific
66                           since since prior to                  Fund, Inc.,
(2005)                       2005. Formerly, managing              The Merger
                             partner of Lexington                  Fund since
                             Capital, LLC                          prior to
                             (investment advisory                  2005 and
                             firm) from December                   Prospect
                             1997 until December                   Acquisition
                             2003. From 1987 until                 Corp.
                             1993, Chairman and                    (financial
                             CEO of Prudential                     services)
                             Mutual Fund                           since prior
                             Management. Private                   to 2005
                             Investor since prior                  until 2009
                             to 2005. Formerly,
                             managing partner of
                             Lexington Capital, LLC
                             (investment advisory
                             firm) from December
                             1997 until December
                             2003.  From 1987 until
                             1993, Chairman and CEO
                             of Prudential Mutual
                             Fund Management.
                             Director of the
                             Prudential Mutual
                             Funds, and member of
                             the Executive
                             Committee of
                             Prudential Securities
                             Inc. Mr. Downey has
                             served as a director
                             or trustee of the
                             AllianceBernstein
                             Funds since 2005
                             and is a director of
                             two other registered
                             investment companies
                             (and Chairman of one of
                             them).

D. James Guzy, #             Chairman of the Board         89      Cirrus Logic
73                           of PLX Technology                     Corporation
(2005)                       (semi-conductors) and                 (semi-
                             of SRC Computers                      conductors)
                             Inc., with which he                   and PLX
                             has been associated                   Technology,
                             since prior to 2005.                  Inc. (semi-
                             He was a Director of                  conductors)
                             the Intel Corporation                 since prior
                             (semi-conductors)                     to 2005
                             from 1969 until 2008,
                             and served as Chairman
                             of the Finance
                             Committee of such
                             company for several
                             years until May 2008.
                             Mr. Guzy has served
                             as a director on one
                             or more of the
                             AllianceBernstein
                             Funds since 1982.

Nancy P. Jacklin, #          Professorial Lecturer         89      None
61                           at the Johns Hopkins
(2006)                       School of Advanced
                             International Studies
                             since 2008. Formerly,
                             U.S. Executive Director
                             of the International
                             Monetary Fund
                             (December 2002-May
                             2006); Partner,
                             Clifford Chance
                             (1992-2002); Sector
                             Counsel,
                             International Banking
                             and Finance, and
                             Associate General
                             Counsel, Citicorp
                             (1985-1992);
                             Assistant General
                             Counsel
                             (International),
                             Federal Reserve Board
                             of Governors
                             (1982-1985); and
                             Attorney Advisor,
                             U.S. Department of
                             the Treasury
                             (1973-1982).  Member
                             of the Bar of the
                             District of Columbia
                             and of New York; and
                             member of the Council
                             on Foreign Relations.
                             Ms. Jacklin has served
                             as a director or
                             trustee of the
                             AllianceBernstein
                             Funds since 2006.

Garry L. Moody,#             Independent Consultant.       88      None
57                           Formerly, Partner,
(2008)                       Deloitte & Touche LLP
                             (1995-2008) where he
                             held a number of
                             senior positions,
                             including Vice
                             Chairman, and U.S. and
                             Global Investment
                             Management Practice
                             Managing Partner;
                             President, Fidelity
                             Accounting and
                             Custody Services
                             Company (1993-1995);
                             and Partner, Ernst &
                             Young LLP (1975-1993).
                             He is also a member of
                             the Governing Council
                             of the Independent
                             Directors Committee
                             (organization of
                             independent directors
                             of mutual funds). Mr.
                             Moody has served as a
                             director or trustee,
                             and as Chairman of the
                             Audit Committee, of
                             most of the
                             AllianceBernstein
                             Funds since 2008.

Marshall C. Turner,#         Private Investor since        89      Xilinx, Inc.
68                           prior to 2005. Interim                (programmable
(2005)                       CEO of MEMC Electronic                logic semi-
                             Materials, Inc.                       conductors)
                             (semi-conductor                       and MEMC
                             and solar cell                        Electronic
                             substrates) from                      Materials,
                             November 2008 until                   Inc. (semi-
                             March 2, 2009.  He                    conductor and
                             was Chairman and CEO                  solar cell
                             of Dupont Photomasks,                 substrates)
                             Inc. (components of                   since prior
                             semi-conductor                        to 2005
                             manufacturing),
                             2003-2005, and
                             President and CEO,
                             2005-2006, after the
                             company was renamed
                             Toppan Photomasks,
                             Inc. Mr. Turner has
                             extensive experience
                             in venture capital
                             investing including
                             prior service as
                             general partner of
                             three institutional
                             venture capital
                             partnerships, and
                             serves on the boards
                             of a number of
                             education and
                             science-related
                             non-profit
                             organizations. Mr.
                             Turner has served as a
                             director or trustee of
                             one or more of the
                             AllianceBernstein
                             Funds since 1992.


Earl D. Weiner,#             Of Counsel, and               89      None
70                           Partner prior to
(2007)                       January 2007, of the
                             law firm Sullivan &
                             Cromwell LLP and member
                             of ABA Federal
                             Regulation of
                             Securities Committee
                             Task Force to draft
                             editions of the Fund
                             Director's Guidebook.
                             He also serves as a
                             director or trustee of
                             a various non-profit
                             organizations and has
                             served as Chairman or
                             Vice Chairman of a
                             number of them. He has
                             served as a director
                             or trustee of the
                             AllianceBernstein
                             Funds since 2007 and is
                             Chairman of the
                             Governance and
                             Nominating Committee
                             of most of the Funds.

--------

* The address for each of the Trust's Independent Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Trust's Trustees.

*** The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+     Member of the Fair Value Pricing Committee.


      The management of the business and affairs of the Trust is overseen by the Board. Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Trust are referred to as "Interested Trustees". Certain information concerning the Trust's governance structure and each Trustee is set forth below.

      Experience, Skills, Attributes, and Qualifications of the Trust's Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and would conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the Trust, is provided in the table above.

      The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser other service providers, counsel and Trust's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Commission, do not constitute holding out of the Board or any Trustee as having special expertise or experience and shall note be deemed to impose any greater responsibility or liability on any Trustee of on the Board by reason thereof.

      Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust's other service providers in the operations of the Trust in accordance with the Trust's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

      Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Trust's investment program and operations and is addressed as part of various regular Board and committee activities. The Trust's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser and representatives of various internal committees of the Adviser), the Trust's Senior Officer (who is also the Trust's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Trust and the Adviser's risk management programs.

      Not all risks that may affect the Trust can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals. As a result of the foregoing and other factors the Trust's ability to manage risk is subject to substantial limitations.

      The Trustees of the Trust have four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above. None of these Committees have met in connection with the Portfolio because it only recently commenced operations except the Independent Directors Committee met on March 10, 2010 to approve the Advisory and Distribution Services Agreements for the Portfolio.

      The function of the Audit Committee is to assist the Trustees in their oversight of the Portfolio's financial reporting process. The Audit Committee has not yet met.

      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Governance and Nominating Committee has not yet met.

      The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Portfolio not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Portfolio did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to
Section 20 of the 1940 Act and the rules and regulations promulgated thereunder;
(E) whether the shareholder believes that the candidate is or will be an "interested person" of the Portfolio (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Portfolio to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Portfolio; (v) the class or series and number of all shares of each portfolio of the Portfolio owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Portfolio's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Portfolio, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

      The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Portfolio made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio's NAV by more than $0.01 per share. The Fair Value Pricing Committee has not yet met.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Distribution Services Agreements and any other matter where separate consideration by the Independent Trustees is required or deemed desirable. The Independent Directors Committee met on March 10, 2010.

      The dollar range of the Portfolio's securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                       Aggregate Dollar Range
                                                       of Equity Securities
                         Dollar Range of Equity        in the AllianceBernstein
                         Securities in the Portfolios  Fund Complex as of
Name of Trustee          as of December 31, 2009       December 31, 2009
---------------          ------------------------      ------------------

William H. Foulk, Jr.           None                    over $100,000
John H. Dobkin                  None                    over $100,000
Michael J. Downey               None                    over $100,000
D. James Guzy                   None                    over $100,000
Nancy P. Jacklin                None                    over $100,000
Garry L. Moody                  None                    over $100,000
Marshall C. Turner, Jr.         None                    over $100,000
Earl D. Weiner                  None                    over $100,000
      The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

Officer Information
-------------------

      Certain information concerning the Portfolio's officers is set forth below.

Name, Address*            Position(s) Held          Principal Occupation
and Age                   with Trust                During Past 5 Years
-------                   -----------               --------------------

Robert M. Keith,          President and Chief       Executive Vice President
49                        Executive Officer         of the Adviser** and head
                                                    of AllianceBernstein
                                                    Investments, Inc.
                                                    ("ABI")** since July 2008.
                                                    Director of ABI and
                                                    President of the
                                                    AllianceBernstein Mutual
                                                    Funds. Previously, he
                                                    served as Executive
                                                    Managing Director of ABI
                                                    from December 2006 to
                                                    June 2008. Prior to
                                                    joining ABI in 2006,
                                                    Executive Managing
                                                    Director of Bernstein
                                                    Global Wealth Management,
                                                    and prior thereto, Senior
                                                    Managing Director and
                                                    Global Head of Client
                                                    Service and Sales of the
                                                    Adviser's institutional
                                                    investment management
                                                    business since 2004.
                                                    Prior thereto, Managing
                                                    Director and Head of
                                                    North American Client
                                                    Service and Sales in the
                                                    Adviser's institutional
                                                    investment management
                                                    business, with which he
                                                    had been associated since
                                                    prior to 2005.

Philip L. Kirstein,       Senior Vice               Senior Vice President and
64                        President and             Independent Compliance
                          Independent               Officer of the
                          Compliance Officer        AllianceBernstein Funds,
                                                    with which he has been
                                                    associated since October
                                                    2004. Prior thereto, he
                                                    was Of Counsel to
                                                    Kirkpatrick & Lockhart,
                                                    LLP from October 2003 to
                                                    October 2004, and General
                                                    Counsel of Merrill Lynch
                                                    Investment Managers, L.P.
                                                    since prior to 2005.

Dan Loewy,                Senior Vice President     Senior Vice President of the
35                                                  Adviser,** with which he has
                                                    been associated since prior
                                                    to 2005.

Seth Masters,             Executive Vice            Executive Vice President
50                        President                 of the Adviser,** with
                                                    which he has been
                                                    associated since prior to
                                                    2005.

Emilie D. Wrapp,          Secretary                 Senior Vice President,
54                                                  Assistant General Counsel,
                                                    and Assistant Secretary of
                                                    ABI,** with which she has
                                                    been associated since
                                                    prior to 2005.

Joseph J. Matineo,        Treasurer and Chief       Senior Vice President of
50                        Financial Officer         AllianceBernstein Investor
                                                    Services, Inc. ("ABIS"),**
                                                    with which he has been
                                                    associated since prior to
                                                    2005

Thomas R. Manley,         Controller                Vice President of the
58                                                  Adviser,** with which he
                                                    has been associated since
                                                    prior to 2005.
--------
* The address for each of the Trust's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI, ABIS and AB Australia are affiliates of the Trust.

      The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. Set forth below are the compensation amounts for the current fiscal year.

      The aggregate compensation paid to each of the Trustees during the twelve months ended December 31, 2009 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Portfolio nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                     Total
                                                                     Number of
                                                                     Investment
                                                      Total          Portfolios
                                                      Number of      within the
                                                      Investment     Alliance-
                                                      Companies      Bernstein
                                                      in the         Fund
                                       Total          Alliance-      Complex,
                                       Compensation   Bernstein      Including
                                       from the       Fund Complex,  the
                                       Alliance-      Including the  Portfolio,
                                       Bernstein      Portfolio,     as to
                         Estimated     Fund           as to Which    Which the
                         Compensation  Complex,       the Trustee    Trustee is
                         From the      Including      is a Director  a Director
Name of Trustee          Portfolio     the Trust      or Trustee     or Trustee
---------------          ----------    ---------      ----------     ----------

William H. Foulk, Jr.     $10,085       $486,700          34            91
John H. Dobkin            $ 5,377       $245,470          32            89
Michael J. Downey         $ 5,377       $243,300          32            89
D. James Guzy             $ 5,377       $243,300          32            89
Nancy P. Jacklin          $ 5,377       $244,500          32            89
Garry L. Moody            $ 6,158       $269,230          31            88
Marshall C. Turner, Jr.   $ 5,377       $243,300          32            89
Earl D. Weiner            $ 5,733       $261,300          32            89

      As of March 4, 2010, the Trustees and officers of the Portfolio as a group owned less than 1% of the shares of the Portfolio.

Additional Information About the Portfolio's Portfolio Managers
---------------------------------------------------------------

      Additional information regarding the investment professional(s)(1) primarily responsible for the day-to-day management of the Portfolio may be found below. For additional information about the portfolio management of the Portfolio, see "Management of the Portfolio - Portfolio Managers" in the Portfolio's prospectus. As of December 31, 2009, none of the investment professionals identified below owned any equity securities of the Portfolio.

--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual Portfolio portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

      As of December 31, 2009, the Adviser's employees had approximately $334,043,125 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

      The management of and investment decisions for the Portfolio are made by the Dynamic Asset Allocation Team. Mr. Dan Loewy and Mr. Seth Masters are the senior most members of the Dynamic Asset Allocation Team.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Dynamic Asset Allocation Team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                     Number of      Assets of
                        Total          Total         Registered     Registered
                        Number of      Assets of     Investment     Investment
                        Registered     Registered    Companies      Companies
                        Investment     Investment    Managed with   Managed with
                        Companies      Companies     Performance-   Performance-
Portfolio Manager       Managed        Managed       based Fees     based Fees
-----------------       -------        -------       ----------     ----------

Mr. Dan Loewy              None         None             None          None
Mr. Seth Masters           8       $26,074,090,000       None          None


--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                        Total        Total          of Pooled      of Pooled
                        Number       Assets         Investment     Investment
                        of Pooled    of Pooled      Vehicles       Vehicles
                        Investment   Investment     Managed with   Managed with
                        Vehicles     Vehicles       Performance-   Performance-
Portfolio Manager       Managed      Managed        based Fees     based Fees
-----------------       -------      -------        ----------     ----------

Mr. Dan Loewy             None         None             None          None
Mr. Seth Masters          434      $15,844,000,000      15         $583,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number
                        Total        Total          of Other       Total Assets
                        Number       Assets         Accounts       of Other
                        of Other     of Other       Managed with   Accounts with
                        Accounts     Accounts       Performance-   Performance-
Portfolio Manager       Managed      Managed        based Fees     based Fees
-----------------       -------      -------        ----------     ----------

Mr. Dan Loewy             None         None             None         None
Mr. Seth Masters          226      $38,390,000,000      25        $4,045,000,000

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

      Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401k/profit-sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

      To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

      The Adviser's compensation program for investment professionals(2) is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

--------
(2) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

      (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

      (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Adviser expects that all deferred awards will be in the form of the Adviser's publicly traded equity securities.(3)

--------
(3) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


      (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

      (v) Compensation under the Adviser's Special Option Program: Under this program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

      Under the general supervision of the Trustees, the Adviser makes the Portfolio's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Portfolio nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

      The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

      The Portfolio may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

      The extent to which commissions that will be charged by broker-dealers selected by the Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Portfolio; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolio. In connection with seeking best price and execution, the Portfolio do not consider sales of shares of the Portfolio or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.

      The Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

--------------------------------------------------------------------------------

                           EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------

Distribution Arrangements
-------------------------

      The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of the Portfolio with ABI, the Portfolio's principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolio's shares, which are sold at NAV without any sales charge. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

      Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolio, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolio and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolio's shares, which are borne by the Underwriter.

      The Distribution Agreement will continue in effect with respect to the Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

      All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated (a) by the Portfolio without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Underwriter. To terminate the Distribution Agreement, any party must give the other parties 60 days' written notice. The Distribution Agreement will terminate automatically in the event of its assignment.

Transfer Agency Arrangements
----------------------------

      AllianceBernstein Investor Services, Inc. ("ABIS"), an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Portfolio's registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

      The Portfolio, the Adviser and the Principal Underwriter have each adopted codes ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio. The Portfolio has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

      Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Advisor's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

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                               PURCHASE OF SHARES

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      The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares - How To Buy Shares".

General
-------

      Shares of the Portfolio are sold directly through the Principal Underwriter exclusively to regulated investment companies advised by and certain other institutional clients of the Adviser. The shares are offered on a continuous basis at a price equal to their NAV.

      In return for Portfolio shares, the Portfolio intend to accept securities held as portfolio assets by the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Conservative Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Conservative Wealth Strategy, AllianceBernstein Blended Style Series, Inc.--U.S. Large Cap Portfolio and certain institutional clients of and regulated investment companies advised by AllianceBernstein that seek a blend of asset classes pursuant to an agreement and plan of reorganization and incorporation of assets pursuant to section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio intends that the contributions by the Transferors in exchange for Portfolio shares be governed by section 351 of the Code and, as such, be tax-free.

      Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

      The public offering price of shares of the Portfolio is their NAV. On the Portfolio business day on which a purchase or redemption order is received by the Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. The Portfolio business day is any day on which the Exchange is open for trading. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day.

Arrangements Permitting Frequent Purchases And Redemptions Of Portfolio Shares
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      The Trust has no arrangements with anyone to permit frequent purchases and redemptions of Portfolio shares. As described in the Portfolio's Prospectus, the Portfolio accepts only institutional clients of the Adviser as shareholders.

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                              REDEMPTION OF SHARES

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      The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Sale of Shares - How to Sell Shares."

      Subject only to the limitations described below, the Portfolio will redeem shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered in proper form. There is no redemption charge.

      The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

      Except as provided below, redemption proceeds will be sent by wire only. Payment of the redemption price will ordinarily be wired within one business day of the redemption request, but may take up to three business days. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      The Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions or pay spreads when subsequently disposing of those securities.

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                                NET ASSET VALUE

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      The per share NAV is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern Time) following receipt of a purchase or redemption order by the Portfolio on the Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. The Portfolio business day is any weekday on which the Exchange is open for trading.

      In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board has delegated to the Adviser certain of the Board's duties with respect to the Pricing Policies.

      With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

      (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Boards;

      (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

      (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

      (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

      (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

      (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

      (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Boards, that this method does not represent fair value);

      (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

      (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

      (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

      (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

      (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Boards.

      The Portfolio values its securities at its current market value determined on the basis of market quotations or, if market quotations are not readily available (including restricted securities) or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based on factors such as, but not limited to, information obtained by contacting the issuer or analysts or by analysis of the issuer's financial statements. The Portfolio may value these securities using fair value prices based on independent pricing services. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

      Subject to the Board's oversight, the Board have delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

      The Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

      For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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      The following discussion addresses certain U.S. federal income tax issues concerning the Portfolio and the purchase, ownership, and disposition of Portfolio shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions
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      Taxation of The Portfolio. The Portfolio is treated as a separate taxable entity for U.S. federal income tax purposes. The Portfolio intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year.

      If the Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders in the form of dividends (including capital gain dividends). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Portfolio must, among other things:

      (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

      (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

      (c) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Portfolio's investments in loan participations, the Portfolio shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recently enacted tax legislation (the "2004 Act") provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If it were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of U.S. shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate U.S. shareholders.) In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      In addition, if the Portfolio fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted so to elect and so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the underdistributed amounts. For these purposes, a strategy will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by the Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

      PORTFOLIO DISTRIBUTIONS. Generally, a regulated investment company qualifying under Subchapter M of the Code that invests in the Portfolio (a "RIC Shareholder") will be treated in the same manner as Portfolio shareholders who are natural persons would be, and, as such, the RIC Shareholder will have ordinary income from the receipt of dividends from the underlying Portfolio's investment income and short-term gains and capital gain income from the receipt of capital gain dividends from underlying Portfolio. As for most other types of shareholders of an underlying Portfolio, a RIC Shareholder will not be able to use losses realized within one underlying Portfolio against gains or income realized within another underlying Portfolio. This could cause the RIC Shareholder to receive, and in turn be required to make, higher current distributions, and such distributions may consist to a greater degree of ordinary income than they would have had if the RIC Shareholder had held directly the assets of the underlying Portfolio. The RIC Shareholder will, however, be able to net gains or losses from the redemptions of shares in multiple underlying funds against each other.

      Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a RIC Shareholder has owned his or her shares in the Portfolio. Distributions of net capital gains from the sale of investments that the Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends ("Capital Gain Dividends") will be taxable to RIC Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Portfolio owned for one year or less will be taxable to RIC Shareholders as ordinary income.

      QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains. If a RIC Shareholder receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying Portfolio designates such dividends as "qualified dividend income" then the RIC Shareholder will receive "qualified dividend income" and is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the RIC Shareholder meets holding period and other requirements with respect to shares of the underlying Portfolio. A dividend will not be treated as qualified dividend income (at any level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company for the taxable year in which the dividend is paid or the immediately preceding taxable year.

      If the qualified dividends received by a RIC Shareholder during any taxable year are 95% or more of its gross income, then 100% of the RIC Shareholder's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

      Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

      Although the Portfolio may distribute amounts designated as qualified dividend income if certain conditions (described below) are satisfied, the Portfolio is generally likely to be able to distribute larger proportionate amounts designated as qualified dividend income. However, the equity component of the Portfolio's portfolio is normally diversified among a broad range of stocks paying dividends at different rates or perhaps even not at all. As a result, it is not possible to predict what portions of distributions made by the Portfolio are likely to be designated as qualified dividend income.

      Any dividend or distribution received by a U.S. shareholder on shares of one of the Portfolio (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing NAV of such shares by the amount of such dividend or distribution.

      DIVIDENDS RECEIVED DEDUCTION. U.S. Corporate shareholders of RIC Shareholders, if any, may be able to take a dividends-received deduction with respect to the portion of the Portfolio distribution representing certain dividends received by the Portfolio from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

      RETURN OF CAPITAL DISTRIBUTIONS. If the Portfolio makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

      Dividends and distributions on the Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when the Portfolio's NAV also reflects unrealized losses.

      REDEMPTIONS AND SALES OF SHARES. Redemptions and sales of shares in the Portfolio are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other shares of the same Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      REDEMPTIONS AND SALES OF SHARES BY RIC SHAREHOLDERS. Depending on a RIC Shareholder's percentage ownership in an underlying Portfolio both before and after a redemption of underlying fund shares, there is a remote risk that the RIC Shareholder's redemption of shares of such underlying Portfolio may cause the RIC Shareholder to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Portfolio. This would be the case where the RIC Shareholder holds a significant interest in an underlying Portfolio and redeems only a small portion of such interest.

      OPTIONS, FUTURES, FORWARD CONTRACTS, AND SWAP AGREEMENTS. The Portfolio may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

      Certain of the Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Portfolio's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Portfolio may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      Investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Portfolio's recognition of ordinary income and affect the timing or amount of the Portfolio's distributions. The Portfolio does not expect that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Portfolio.

      PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by the Portfolio in certain "passive foreign investment companies" ("PFICs") could potentially subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to RIC Shareholders. However, the Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return. As mentioned above, dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

      NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the 2004 Act, a regulated investment company will not be required to withhold any amounts (i) with respect to distributions from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Portfolio, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the regulated investment company. The Portfolio currently does not anticipate that any of their shareholders will be foreign persons, but recognize that RIC Shareholders may have foreign shareholders. Interest-related and short-term capital gain distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

      The 2004 Act also modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Although under the 2004 Act distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") paid or deemed paid on or before December 31, 2007 will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations), RIC Shareholders will not receive or pass-through USRPI Distributions as a result of investing in the Portfolio. This result may be changed under future regulations.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Portfolio or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

      BACKUP WITHHOLDING. The Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Portfolio that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is currently 28% for amounts paid through 2010, and is scheduled to increase to 31% for amounts paid after December 31, 2010.

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                              GENERAL INFORMATION

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Description of the Trust
------------------------

      The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated November 11, 2004, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having twelve separate portfolios, each of which is represented by a separate series of shares.

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Portfolio do not have any preemptive rights. Upon termination of the Portfolio, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Portfolio are entitled to share pro rata in the net assets of the Portfolio then available for distribution to such shareholders. The Trust or the Portfolio may be terminated at any time by vote of at least a majority of the outstanding shares of the Portfolio affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

      It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

Disclosure of Portfolio Holdings
--------------------------------

      The Portfolio believes that the ideas of the Adviser's investment staff should benefit the Portfolio and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Portfolio also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Portfolio's operations or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and their shareholders) are met, the Portfolio do not provide or permit others to provide information about the Portfolio's portfolio holdings on a selective basis.

      The Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Portfolio's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings and the percentage of the Portfolio's assets represented by the Portfolio's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding) and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

      The Adviser may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Portfolio. In addition, the Adviser may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Portfolio's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolio, to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

      The Adviser has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Trust's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

      In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Portfolio's independent registered public accounting firm, for use in providing audit opinions; (ii) R.R. Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Portfolio's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's portfolio holdings information unless specifically authorized.

Capitalization
--------------

      The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Portfolio when duly issued will be fully paid and non-assessable.

Voting Rights
-------------

      Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or the Portfolio and on other matters submitted to the vote of shareholders.

      The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series.

      The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this SAI mean the lesser of (i) 67% or more of the shares of the Portfolio or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of the Portfolio or such class are represented or (ii) more than 50% of the outstanding shares of the Portfolio or such class.

      There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Portfolio's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

      Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

      Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Portfolio's property for all loss and expense of any shareholder of the Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Beneficial Ownership
--------------------


      At the close of business on March 4, 2010, there were no shares of the common stock of the Portfolio outstanding.

Custodial and Accounting Agent
------------------------------

      State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02110 ("State Street") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Trustees, State Street may enter into subcustodial agreements for the holding of the Portfolio's securities outside of the United States.

Principal Underwriter
---------------------

      ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolio, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Distribution Agreement, the Portfolio has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

      Legal matters in connection with the issuance of the shares of the Portfolio offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

      KPMG LLP, 345 Park Avenue, New York, New York 10154-0102, has been appointed as the independent registered public accounting firm for the Portfolio.

Additional Information
----------------------

      Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

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                       FINANCIAL STATEMENTS AND REPORT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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      The financial statements of the Portfolio are not available because the Portfolio has not yet commenced operations.

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                                   APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS

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      Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

      Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

      A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

      C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

      Descriptions of the bond ratings of Standard & Poor's are as follows:

      AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

      BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are often outweighed by large uncertainties or major risk exposures to adverse debt conditions.

      C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

      D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

      The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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                                   APPENDIX B

             STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

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1.    Introduction

      As a registered investment adviser, AllianceBernstein L.P. (the "Adviser", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to the Adviser's growth, value and blend investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. The Adviser reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1. Corporate Governance: The Adviser's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the Board fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the Securities and Exchange Commission (the "Commission") in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2. Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible). In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company's shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

      2.3. Appointment of Auditors: The Adviser believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to U.S. issuers making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees for non-audit services relative to total fees as well as if there are other reasons to question the independence or performance of the auditors.

      2.4. Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, the Adviser will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5. Corporate Restructurings, Mergers and Acquisitions: The Adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6. Proposals Affecting Shareholder Rights: The Adviser believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7. Anti-Takeover Measures: The Adviser believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8. Executive Compensation: The Adviser believes that company management and the compensation committee of the Board should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We will generally oppose shareholder proposals to amend a company's by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and out clients' interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We believe the Commission took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation including proposals that seek to specify the measurement of performance based compensation, if the company is subject to Commission rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9. Social and Corporate Responsibility: The Adviser will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for the Adviser and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

      3.2.  Conflicts of Interest

            The Adviser recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes the AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or reasonably be viewed as affecting) how we vote on the issuer's proxy. Similarly, the Adviser may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of the Adviser's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances the Adviser considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

      3.3.  Proxies of Certain Non-US Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, the Adviser believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            In addition, voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent the Adviser from voting such proxies. For example, the Adviser may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require the Adviser to provide local agents with power of attorney prior to implementing the Adviser's voting instructions. Although it is the Adviser's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

      3.4.  Loaned Securities

            Many clients of the Adviser have entered into securities lending arrangements with agent lenders to generate additional revenue. The Adviser will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.5.  Proxy Voting Records

            You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the SEC's web site at www.sec.gov, or call AllianceBernstein at
            (800) 227-4618.




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